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                                                                  Exhibit (j)(2)

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports for Goldman Sachs Trust on behalf of the Institutional Liquid Assets Portfolios dated February 14, 2000 (and all references to our firm) included in or made a part of Post-Effective Amendment No. 72 and Amendment No. 74 to Registration Statement File Nos. 33-17619 and 811-5349, respectively.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 12, 2001
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Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports for Goldman Sachs Trust on behalf of the Asset Allocation Portfolios dated February 16, 2000 (and all references to our firm) included in or made a part of Post-Effective Amendment No. 72 and Amendment No. 74 to Registration Statement File Nos. 33-17619 and 811-5349, respectively.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 12, 2001

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports for Goldman Sachs Trust on behalf of the Internet Tollkeeper Fund dated February 17, 2000 (and all references to our firm) included in or made a part of Post-Effective Amendment No. 72 and Amendment No. 74 to Registration Statement File Nos. 33-17619 and 811-5349, respectively.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 12, 2001

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports for Goldman Sachs Trust on behalf of the Real Estate Securities Fund dated February 16, 2000 (and all references to our firm) included in or made a part of Post-Effective Amendment No. 72 and Amendment No. 74 to Registration Statement File Nos. 33-17619 and 811-5349, respectively.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 12, 2001

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports for Goldman Sachs Trust on behalf of the Financial Square Funds dated February 14, 2000 (and all references to our firm) included in or made a part of Post-Effective Amendment No. 72 and Amendment No. 74 to Registration Statement File Nos. 33-17619 and 811-5349, respectively.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 12, 2001